Second Quarter 2024 Earnings Conference Call July 23, 2024 Louis J. Torchio President and Chief Executive Officer Douglas M. Schosser Chief Financial Officer T.K. Creal Chief Credit Officer Jeffrey J. Maddigan Treasurer and Investor Relations

Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward- looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward- looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to the following: inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures; adverse changes in the securities and credit markets; cyber-security concerns, including an interruption or breach in the security of our website or other information systems; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Northwest Bancshares, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2023 under the section entitled "Item 1A - Risk Factors," and from time to time in other filings made by the Company with the SEC. These forward-looking statements speak only at the date of the presentation. The Company expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Company’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

3 FOUNDED 1896 TOTAL ASSETS $14.4B TOTAL DEPOSITS $12.1B TOTAL LOANS $11.4B FINANCIAL CENTERS 131 ROAA 0.13% 0.96%(1) ROAE 1.24% 9.00%(1) NIM 3.20% Northwest Bancshares At-A-Glance Diluted EPS $0.04 $0.27(1) (1) Q2 2024 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. For the quarter ended June 30, 2024

2Q 2024 Highlights: Balance Sheet Management results in Solid Performance 4 Balance Sheet Net Interest Margin Noninterest Income Noninterest Expense Credit Quality • Repositioned through sale of securities hitting announced metrics • Loan growth muted with focus on re-mixing portfolio and profitable growth • Average deposits up 2% allowing for 21% reduction in borrowings • Improved 10 bps due to securities restructure and favorable funding mix • Net interest income increased $3.6 million (+3.6%) QoQ • Loss of $8.8 million inclusive of a $39.4 million loss (or $0.22 EPS) on the sale of investment securities. • Excluding realized loss, 9% increase QoQ led by SBA sale gains up 67% • 3% increase driven by rise in personnel costs • Partially offset by decreasing non-personnel expenses • Includes $1.9 million pre-tax restructuring charges or $0.01 EPS • Non-performing assets remains well controlled • Overall ALLL coverage of 1.10% and $2.2 million provision expense for loan losses

Treasury / Agency, … Municipal, 3% Agency MBS, 19% Agency CMO, 68% Corporate, 1% Securities Portfolio 5 Modified Duration Available for sale Percent of total assets AOCI 2Q24 5.5 Years 61% 13% -$133 Million 1Q24 5.8 Years 62% 13% -$156 Million • Achieved previously announced securities portfolio restructure metrics • Sold $314 million par value (15% of portfolio) at loss of $39.4 million pre-tax with a book yield of 1.79%, providing proceeds of $276 million • To date, $258 million has been re-invested into AFS at a yield of 6.00%, expected yield on fully re-invested funds is 6.17% • Yield pickup over 420 bps providing payback period of approximately 3 years Summary Comments 1.96% 2.45% Securities Book Yield Securities Portfolio quarter-over-quarter change Securities Portfolio $ m ill io ns Amortized Cost

Loan Balances 6 2Q24 vs. 1Q24 2Q24 vs. 2Q23 Average balances ($ Millions) 2Q24 Change $ Change % Change $ Change % Residential mortgage 3,343 -50 -1.5% -143 -4.1% Home equity 1,184 -21 -1.7% -89 -7.0% Consumer 2,048 15 -.07% -96 -4.5% Commercial real estate 3,024 25 0.8% 188 6.6% Commercial 1,770 55 3.2% 443 33.4% Total Loans 11,369 24 0.2% 303 2.7% Change in Loan Mix • Average loans increased 0.2% QoQ as portfolio mix continued to become more commercial weighted • Company focused on profitable growth to drive margin expansion • Average commercial loans increased $55 million compared to 1Q24, or 3.2% despite some significant payoffs • Commercial growth funded through declines in residential and home equity portfolios down, 1.5% and 1.7%, respectively Summary Comments Loan Mix Change Loans grew $24MM or 0.2% +3% +1% $ m ill io ns $ bi lli on s Combined Loan Average Balances 6.90 6.83 6.74 6.63 6.57 4.16 4.36 4.52 4.71 4.79 11.07 11.19 11.25 11.35 11.37 4.83% 5.01% 5.19% 5.33% 5.47% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% - 2.00 4.00 6.00 8.00 10.00 12.00 2Q23 3Q23 4Q23 1Q24 2Q24 Personal Banking Loans Commercial Banking Loans Loan Yield

Deposit Balances 7 2Q24 vs. 1Q24 2Q24 vs. 2Q23 Average balances ($ Millions) 2Q24 Change $ Change % Change $ Change % Demand 2,596 28 1.1% -225 -8.0% Interest-bearing Demand 2,556 17 0.7% 86 3.5% Money Market 1,958 -3 -0.2% -264 -11.9% Savings 2,144 22 1.0% 1 0.0% Time 2,833 135 4.8% 1,067 60.4% Total Deposits 12,086 199 1.6% 665 5.8% Change in Deposit Mix Deposit Growth and Cost of Deposits • Deposit balances remained strong as average total deposits grew 1.6% QoQ and 5.8% versus 2Q23 • The pace of volumes into higher-cost CDs and high-yield savings products beginning to slow • Cost of deposits increased 15 bps QoQ, the lowest in the past six quarters Summary Comments Deposit Mix Change $ m ill io ns $ m ill io ns 7,434 7,443 7,352 7,229 7,296 3,987 4,277 4,444 4,659 4,791 11,421 11,720 11,796 11,888 12,086 0.77% 1.07% 1.37% 1.61% 1.76% (1,000) 1,000 3,000 5,000 7,000 9,000 11,000 13,000 15,000 2Q23 3Q23 4Q23 1Q24 2Q24 Demand and Savings Time and Money Market Cost of Deposits

8,600 8,963 9,120 9,320 9,491 1,081 887 792 714 567 1.47 1.74 2.04 2.28 2.40 7,500 8,000 8,500 9,000 9,500 10,000 10,500 - 1.00 2.00 3.00 4.00 5.00 6.00 2Q23 3Q23 4Q23 1Q24 2Q24 Interest Bearing Deposits Borrowings Cost of Funds % 109.4 109.3 107.1 104.1 107.7 3.28 3.23 3.16 3.10 3.20 2.95 3.15 3.35 3.55 3.75 100.0 102.0 104.0 106.0 108.0 110.0 2Q23 3Q23 4Q23 1Q24 2Q24 Net Intererst Income NIM% Net Interest Income and NIM Trends $ m ill io ns Net Interest Margin 8 • Net interest income increased 3% with NIM expanding to 3.20% from 3.10% in the previous quarter • Increased loan yields from growth and repricing, as well as benefits from the securities restructure offset higher deposit costs • Average borrowing balances decreased $146 million QoQ or 21%, helping to keep the cost of funds low $ m ill io ns Summary Comments Bp s Drivers of Net Interest Margin Change $104 ($5) $2 $2 $4 $108 Net Interest Income ($MM) Cost of Funds

Non-Interest Income

Summary Comments

- Loss of $8.8 million inclusive of a $39.4 million loss on the sale of investment securities.
- Excluding loss from sale of securities, non-interest income increased $2.6 million QoQ, or 9%
- Gain on sale of SBA loans accelerating and grew by 67% compared to the previous quarter

$ in thousands

Non-interest Income	2Q24	2Q24 vs. 1Q24 Change $	2Q24 vs. 1Q24 Change %	2Q24 vs. 2Q23 Change $	2Q24 vs. 2Q23 Change %
Service charges and fees	15,527	4	0.0%	694	4.7%
Trust and other financial services	7,566	439	6.2%	700	10.2%
Other operating income	3,255	826	34.0%	(895)	-21.6%
Gain on sale loans	1,457	584	66.9%	625	75.1%
Bank-owned life insurance	1,371	(131)	-8.7%	67	5.1%
Mortgage banking income	901	449	99.3%	(127)	-12.4%
Gain on real estate owned, net	487	430	754.4%	(298)	-38.0%
Gain / (Loss) on Sale MSR	-	-	0.0%	(8,305)	-100.0%
Gain / (Loss) on Sale Investments	(39,413)	(39,413)	0.0%	(31,107)	374.5%
Total Non-interest Income	**(8,849)**	**(36,812)**	**-131.6%**	**(38,646)**	**-129.7%**
Total Noninterest Income - Adjusted*	**30,564**	**2,601**	**9.3%**	**766**	**2.6%**

* Excludes Gain / (Loss) on Sale MSR and Gain / (Loss) on Sale Investments

Non-interest Income Trend


$ millions
29.80
30.89
29.17
27.96
30.56
29.80
30.89
29.17
27.96
(8.85)
2Q23
3Q23
4Q23
1Q24
2Q24
Total Non-interest income
Total Non-interest income - adjusted*

9

47.7 51.2 50.2 51.5 53.5 36.6 36.3 38.1 37.5 37.0 1.6 - 2.4 1.0 1.9 85.9 87.6 90.7 90.0 92.4 60.3% 62.3% 64.7% 67.4% 65.4% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 2Q23 3Q23 4Q23 1Q24 2Q24 Personnel Non-personnel Restructuring Efficiency Ratio* Non-Interest Expense 10 • Compensation and benefits growth attributed to annual merit increase and additional temporary contracted employees and increased incentive compensation • Professional services reduced and replaced with internal solutions • Office operations increase reflects increase in fraud losses Summary Comments Expense Mix and Efficiency Trend $ m ill io ns * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. $ in thousands 2Q24 vs. 1Q24 2Q24 vs 2Q23 Non-interest Expense 2Q24 Change $ Change % Change $ Change % Compensation and employee benefits 53,531 1,991 3.9% 5,881 12.3% Processing expenses 14,695 (30) -0.2% 47 0.3% Premises and occupancy costs 7,464 (163) -2.1% (115) -1.5% Office operations 3,819 1,052 38.0% 1,019 36.4% Professional services 3,728 (337) -8.3% (76) -2.0% Federal deposit insurance premiums 2,865 (158) -5.2% 801 38.8% Marketing expenses 2,410 261 12.1% (446) -15.6% Merger, asset disposition and restructuring expense 1,915 960 100.5% 322 20.2% Other 1,993 (1,180) -37.2% (871) -30.4% Total Non-interest Expense 92,420 2,396 2.7% 6,562 7.6% 2Q23 3Q23 4Q23 1Q24 2Q24 Efficiency Ratio 62.1% 62.9% 66.9% 68.6% 94.3% Efficiency Ratio* 60.3% 62.3% 64.7% 67.4% 65.4%

6.0 4.0 3.8 4.2 2.2 0.10% 0.13% 0.12% 0.16% 0.07% 0.00% 0.10% 0.20% 0.30% 0.40% (0.5) 0.5 1.5 2.5 3.5 4.5 5.5 6.5 2Q23 3Q23 4Q23 1Q24 2Q24 Provision for Credit Losses - Loans Net Charge-offs to Average Loans 11,271 11,310 11,415 11,501 11,354 1.10% 1.10% 1.10% 1.09% 1.10% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 11,050 11,150 11,250 11,350 11,450 11,550 2Q23 3Q23 4Q23 1Q24 2Q24 Loan Balances Allowance to Loans Allowance for Credit Losses 11 $ m ill io ns • Overall ALLL coverage remains strong at 1.10% • Net charge-offs of 7 bps reflects increased recoveries in the quarter • $2.2 million provision expensed for loan losses based on CECL modeling Summary Comments Allowance Quarter-over-Quarter Change Total Loans and Allowance $ m ill io ns Net Charge-offs and Provision $ m ill io ns 1.10% 1.09% Allowance to Loans

72.1 57.2 93.3 90.3 68.3 0.64% 0.50% 0.79% 0.76% 0.59% -0.10% 0.40% 0.90% 1.40% - 20.0 40.0 60.0 80.0 100.0 2Q23 3Q23 4Q23 1Q24 2Q24 Delinquent Loans Delinquency Percentage 79 78 97 98 105 0.56% 0.54% 0.67% 0.67% 0.73% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% - 20 40 60 80 100 120 2Q23 3Q23 4Q23 1Q24 2Q24 Nonperforming Assets Percent of Total Assets Credit Quality 12 $ m ill io ns • Disciplined underwriting focus has resulted in credit risk metrics to remain steady and below pre-pandemic as well as national levels • The uptick this quarter in non-performing assets was primarily a result of one commercial credit • Change in classified assets is reflective of the health care exposure Summary Comments Non-Performing Assets Loan Delinquency $ m ill io ns Classified Assets $ m ill io ns 234.4 221.7 226.6 250.7 283.8 1.64% 1.54% 1.57% 1.73% 1.97% 0.00% 1.00% 2.00% 3.00% 4.00% 0.0 50.0 100.0 150.0 200.0 250.0 300.0 2Q23 3Q23 4Q23 1Q24 2Q24 Classified Assets Classified Assets to Total Assets

Commercial Concentration 13 $ m ill io ns • Diverse portfolio has allowed Northwest to avoid material industry issues; Immaterial large metro office or rent controlled multi- family concentrations • Health care sector credit metrics appear to be leveling off • Maturity and interest rate rollover risk is not significant Summary Comments Criticized – Classified Commitments by Property Type Commercial Commitments By Industry

Balance Sheet Overview 14 2Q24 vs. 1Q24 2Q24 vs. 2Q23 Average balances ($ thousands) 2Q24 Change $ Change % Change $ Change % Total loans 11,368,749 23,441 0% 303,089 3% Investment securities 2,021,347 (29,711) -1% (212.640) -10% Other interest earning assets 159,769 65,854 70% 75,352 89% Deposits 12,086,362 198,408 2% 665,660 6% Borrowed funds and Junior sub-debt 567,162 (146,357) -21% (513,555) -48% Common shareholders’ equity 1,541,434 (8,436) -1% 21,444 1% Period end 2Q24 1Q24 vs. 1Q24 2Q23 Vs. 2Q23 CET1 capital ratio 13.18% 13.19% (1 bp) 13.45% (27 bps) Tangible Common Equity to Tangible Assets 8.37% 8.26% 11 bps 8.08% 29 bps Tangible book value per common share (non-GAAP) $9.20 $9.17 $0.03 $08.84 $0.36

2024 Outlook 15 $ in Millions 1Q24 2Q24 2H24 Guidance Average Loans 11,345 11,369 Profitability and credit discipline keeps growth in low single digits per quarter Average Deposits 11,888 12,086 Stable deposit balances expected through managed cost Net Interest Margin 3.10% 3.20% Modest margin expansion per quarter with full impact of restructuring in Q3 Non-interest Income 28.0 -8.4 Low single digit growth off adjusted base per quarter Non-interest Expense 90.0 92.4 Low single digit growth off adjusted base per quarter Effective Tax Rate 22.7% 20.1% Tax rate normalizes back near Q1 Net charge-offs 0.16% 0.07% Normalize closer to Q1 (within normal range of 15-20 bps through the cycle) Note: Low single digits is 0 – 2%

Non-GAAP Reconciliation 16 Dollars in thousands, except per share amounts * The table summarizes the Company’s results from operations on a GAAP basis and on an operating (non-GAAP) basis for the periods indicated. Operating results exclude merger, asset disposition and restructuring expense, loss on sale of investments and gain on sale of mortgage servicing rights. The net tax effect was calculated using statutory tax rates of approximately 28.0%. The Company believes this non-GAAP presentation provides a meaningful comparison of operational performance and facilitates a more effective evaluation and comparison of results to assess performance in relation to ongoing operations.

Non-GAAP Reconciliation - Continued 17 Dollars in thousands * The table summarizes the Company’s results from operations on a GAAP basis and on an operating (non-GAAP) basis for the periods indicated. Operating results exclude merger, asset disposition and restructuring expense, loss on sale of investments and gain on sale of mortgage servicing rights. The net tax effect was calculated using statutory tax rates of approximately 28.0%. The Company believes this non-GAAP presentation provides a meaningful comparison of operational performance and facilitates a more effective evaluation and comparison of results to assess performance in relation to ongoing operations.

Second Quarter 2024 Earnings Conference Call July 23, 2024 Louis J. Torchio President and Chief Executive Officer Douglas M. Schosser Chief Financial Officer T.K. Creal Chief Credit Officer Jeffrey J. Maddigan Treasurer and Investor Relations